UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, D, A, C and R Classes

Share Classes	Institutional ■ P ■ D ■ A ■ C ■ R

Semiannual Report December 31, 2010

PIMCO Equity Series

PIMCO EqS Pathfinder Fund™

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2010 for the PIMCO EqS Pathfinder Fund™.

On the following pages are specific details about the investment performance of the Fund and a discussion of the factors that affected performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of the factors that influenced Fund performance as well as an overview of the Fund’s investment strategy.

General highlights of the financial markets during our six-month reporting period include:

■

Equity markets worldwide were volatile but staged an impressive rally in the last quarter of the reporting period, making up from losses posted over the spring and summer months of 2010. Early in the reporting period, investor concerns over rising U.S. unemployment, the potential for a double-dip recession, and the ongoing sovereign debt crisis in Europe helped move equity returns lower. However, renewed investor enthusiasm for riskier assets during the latter part of the reporting period helped move equities higher, due in part to the announcement of expanded quantitative easing programs, and the passage of the Obama administration’s package of tax cuts and extension of unemployment benefits. U.S. equities, as measured by the S&P 500 Index, returned 23.27% and international equities, as represented by the MSCI World Index, returned 23.96%.

■

Yields on U.S. Treasury securities were also volatile, ending the period higher and resulting in lower prices on these securities. An improved economic outlook and market reaction to expanded fiscal policy and monetary stimulus helped drive yields higher toward the latter part of the calendar year. The Federal Reserve again kept short-term yields anchored at low levels, causing a steepening of the U.S. Treasury yield curve.

If you have any questions regarding the PIMCO Equity Series or the PIMCO EqS Pathfinder Fund™, please contact your account manager or financial adviser, or call one of our shareholder associates at 1 (800) 927-4648. We also invite you to visit www.pimco.com/investments, as well as our investment manager’s website at www.pimco.com.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Equity Series

January 20, 2011

Semiannual Report	December 31, 2010	1

Insights from the Portfolio Managers

Dear Shareholders:

2010 was a milestone for PIMCO with the launch of the first actively managed equity mutual fund, the PIMCO EqS Pathfinder Fund™. We would like to thank you for your investment in the Fund and participating in its success. It’s a pleasure to give you our first full semiannual update since the launch of the Fund on April 14, 2010, including an update on the implementation of our time-tested style at PIMCO, our views on performance over the six-month reporting period and our investment outlook.

Review of the Last Period

Since our last letter at the end of June 2010, our progress since the launch of the Fund has continued with a very real momentum. The analytical team we’ve assembled is outstanding, the internal resources available to us are ample and high quality, and we continue to be able to identify investment opportunities that fit with our core deep-value philosophy.

While the Fund’s performance over the reporting period lagged the returns of the Fund’s benchmark index, the MSCI World Index, the Fund produced its return with only a little more than half of the risk seen in the market. This risk profile is consistent with the Fund Managers’ history in both up and down markets. Our long-term effort to generate attractive returns while managing with intent to limit downside risk has continued to produce what it is intended to do.

Given that our goal is to produce attractive risk adjusted returns relative to the equity market and absolute returns over the course of a market cycle with a focus on capital preservation, we thought it would be helpful to discuss some of our investment successes, some of our investment detractors from performance, as well as some of the reasons that the Fund lagged the total return generated by its benchmark index during the reporting period. We also will discuss our assessment of the portfolio’s positioning.

At the forefront of the equity rally seen in the second half of 2010 was QE2, the second iteration of quantitative easing. This well advertised policy response by the Federal Reserve caused a striking move upwards in equity markets with investors forgetting many of the reasons to be prudent, in our opinion. Many of the lowest quality stocks in the market had the most aggressive displays of upward momentum. As we’ve said on several occasions, market timing and speculation is a risky game and it is one that we choose not to play with our investors’ money. Excessive optimism in the markets often ends badly and we don’t have to strain our memories much to think back to a time in the recent past when it did. To be clear, we aren’t purporting that a crash tantamount to 2008 is imminent, we are simply reiterating what we always have: our approach eschews chasing returns attributable to broad market factors. Instead our focus rests upon investing in individual securities where we believe the odds are substantially tilted in our investors favor to win. And trying to partake in the QE2 rally of 2010 clearly does not meet our criteria for sound fundamental value investing.

That said, our ability to find stocks that generate attractive returns has continued to be robust. Performance over the reporting period contained a number of securities, some long-time positions and some newer to the portfolio, that did substantially better than relevant peers. We’ll discuss the specifics of these stocks in the following segment but as we review the portfolio, we’re happy with the positions we currently own. We have also identified a number of investments we intend to make as and when they reach the appropriate price level. The price we pay for an investment, as it always has been, is an imperative and we won’t compromise this discipline just to proclaim that we’re fully invested at all times. And just as we are cautious about deploying capital and didn’t load up on marginally attractive securities to chase the equity rally, this explains a large part of why we lagged over the reporting period. Our efforts to protect our shareholders’ capital requires this discipline and we are adamant about it as we believe its benefits may become very clear when the market is less buoyant than it has been recently.

Among the stocks that contributed to performance were the Fund’s holdings in AIA, Seadrill and CSM.

AIA, a Hong Kong based life insurer, was an initial public offering (“IPO”) that made a substantial contribution to the Fund’s performance over the reporting period. With a majority of the equity being floated from parent firm AIG, AIA came to market in October 2010 with many attractive attributes. First, we believe it is a relatively unique company as it is the largest life insurance company that reaches across much of Asia, both developed and developing. With supportive demographics and under penetrated insurance markets in many of their operating regions, AIA is poised to take advantage of structural growth, in our opinion. Second, we believe the value of the brand in Asia is very strong, as the company was founded 92 years ago as a small insurance agency in Shanghai. The company expanded over the decades to many countries and is well known in the region. Third, because of the structure of the company, there may exist a substantial opportunity to restructure the company, offer a more sophisticated suite of products, and enhance their

2	PIMCO Equity Series

(Unaudited)

distribution platform. The PIMCO EqS Pathfinder Fund™ participated in the IPO and the Fund continues to hold AIA stock given our view that there is significant upside potential.

Seadrill is one of the world’s largest offshore drilling rig operators and the company’s stock appreciated nicely in the second half of 2010 as the outlook improved for the premium segments of jack-ups and ultra deep water (“UDW”) rigs. The number of tenders for UDW rigs has increased by close to 200% since the end of the summer and rates have held up remarkably well at between $400,000 and $500,000 per day. Brazil and Western Africa continue to register successes in exploration and we believe Angola is showing signs of becoming a promising market as well. After the Macondo oil spill in 2010, oil companies are reconsidering their safety norms and favor modern and reliable equipment. We believe that Seadrill’s management shares this optimistic outlook and in less than two months, the company acquired one premium jack-up, Petrojack IV, ordered six new vessels for $2.0 billion from various Asian shipyards, and acquired an option on an additional eight rigs. In addition, Seadrill’s management rewarded its shareholders and increased its quarterly dividend by over 6% to $0.65 as of November 30, 2010.

CSM, a Dutch based company, is the leading manufacturer of bakery supplies and lactic acid. After having successfully restructured its bakery supply operations, we believe CSM is now able to leverage its size to supply large customers such as Walmart and Starbucks. CSM holds a 66% market share in lactic acid, a natural preservative used in the food, medical and electronic industries (per company reports). Although these are highly cash generative businesses, CSM trades at a relatively modest multiple at approximately 12 times 2011 estimated earnings (according to Bloomberg estimates), due to concerns about the current, particularly challenging environment for raw material costs. We also think that CSM owns a hidden gem in its leading technology to produce Poly Lactic Acid (“PLA”), which is a key ingredient used in the manufacture of the most advanced form of bio-degradable and renewable plastic. As the quality of PLA packaging has improved by becoming more durable and more heat resistant, we believe several leading manufacturers are about to adapt this type of packaging to enhance their environmental image. In addition, CSM’s PLA technology may reach break-even in 2012, according to industry research reports.

Unfortunately we also owned positions which detracted from Fund performance. This included holdings in Bank of America, BankNordik, and Nintendo.

The Fund’s holding of Bank of America stock, one of the largest bank holding companies in the U.S. by assets, detracted from performance over the period. While the company’s stock trades at a meaningful discount to many other U.S. banks, in our opinion, and is a proxy for both economic and consumer recovery, the stock underperformed in the second half of 2011 due to ongoing issues regarding the weak U.S. economic recovery, high unemployment and mortgage put-backs to both government-sponsored enterprises (“GSEs”) and Private Label issuers.

BankNordik is the largest bank in the Faroe Islands but is generally under analyzed and largely not followed by the broader investment community. Nevertheless, we continue to find substantial value in this company due to what we view as its exceedingly low valuation, wide margins that it earns, and excess capital that will be returned to shareholders. It underperformed during the period due to the illiquid nature of the stock as well as a delay in the return of capital to shareholders. As is our style, we are often inclined to wait for a stock’s hidden value to materialize over the long term and we believe BankNordik fits this profile.

Nintendo, a Japanese gaming company, remains one of the world’s largest producers of entertainment hardware (representing approximately 53% of sales) and software (representing approximately 46% of sales) according to company reports and as of September 30, 2010. During the reporting period, the Fund’s holding of Nintendo stock detracted from performance as the stock price suffered from a combination of factors. The company’s sales flattened as consumers waited for the next generation product, the Japanese yen strengthened versus the U.S. dollar, and the Japanese equity market performed poorly during the year. Given the short term and frequently emotional nature of equity markets, we believe this market sentiment had an impact on Nintendo’s stock price, despite the fact that the company is truly multinational with approximately only 19% of sales derived in Japan (per company reports and as of September 30, 2010).

Nevertheless, we think the stock remains a high-quality holding and is attractively valued with cash balances accounting for over 30% of market capitalization. Also, the prospect of new product cycles is a strong probability, in our view, which should have a positive impact on the company’s financial performance. We still believe Nintendo’s intrinsic value is substantially above what “The Market” is pricing it and we expect the discount to the stock’s value to begin closing in 2011.

Semiannual Report	December 31, 2010	3

Insights from the Portfolio Managers (Cont.)

(Unaudited)

Looking Ahead

As we look to 2011 and beyond, aside from the aforementioned rally in the equity markets, we note a number of interesting items. First, merger activity has picked up as we expected it to do. We think this trend will continue and expect opportunities to come to us in the area of merger arbitrage. Oddly enough, as markets have marched higher it is plausible that we could see capital in the broader market drawn away from the merger arbitrage strategy and devoted to chasing directional stock returns. This would be an opportunity for us as we would expect to see wider spreads and higher returns available in announced deals. Second, the volatility that is seen in equity markets is at times uncomfortable for an investor and unfortunately we expect it to continue. Fortunately, for those like us who seek opportunities from volatility and misunderstanding, it should be something to celebrate. We believe Europe is a prime example of this over the past year as concerns over sovereign debt and the banking system caused many equities to be sold for the wrong reason. Thankfully, we avoided those that were sold for the right reason (such as Greek, Irish, Spanish, and Portuguese equities, for example, where the Fund had no exposure) and focused our efforts elsewhere on names, such as BP and Lloyds, that were either guilty only by association or were sold off for completely stock-specific reasons.

Finally, while forecasting the economy isn’t something that will drive our investments, it is something to be aware of as an input into our investment process. Being at PIMCO gives us access to these views, many of them at their genesis, and while we are experiencing a cyclical uplift at this moment, the history of financial crises shows that the secular outlook may be a cloudy one in developed markets. This cloudy economic environment may have its casualties as companies may misstep or suffer because of it, but it also may produce its own unique set of opportunities. Aggressive GDP growth doesn’t necessarily lead to attractive risk adjusted returns in equities and we believe our approach of ferreting out idiosyncratic opportunities with a focus on capital preservation should continue to yield returns for our investors.

Again, thank you for your investment in the Fund.

Sincerely,

Anne Gudefin, CFA	Charles Lahr, CFA

PIMCO EqS Pathfinder Fund™, Co-Portfolio Managers

Top 10 Holdings1

SPDR Gold Trust	3.7%
Imperial Tobacco Group PLC	3.1%
Danone	2.8%
British American Tobacco PLC	2.8%
Carlsberg A/S	2.0%
Seadrill Ltd.	1.9%
AIA Group Ltd.	1.9%
Koninklijke KPN NV	1.9%
Pernod-Ricard S.A.	1.9%
CSM	1.8%

[1] % of Total Investments as of 12/31/2010. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

Geographic Breakdown2

United States	22.8%
United Kingdom	11.3%
France	10.0%
Netherlands	6.0%
Switzerland	5.3%
Bermuda	4.5%
Germany	3.4%
Hong Kong	3.0%
Denmark	2.4%
Norway	1.8%
Japan	1.5%
Faeroe Islands	1.4%
Guernsey, Channel Islands	1.3%
Singapore	1.2%
Sweden	0.6%
Italy	0.4%
Short-Term Instruments	23.0%

[2]	% of Total Investments as of 12/31/2010.

4	PIMCO Equity Series

Important Information About the Fund

(Unaudited)

The PIMCO EqS Pathfinder Fund™ (the “Fund”) seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Semiannual Report (“Shareholder Report”), the Cumulative Total Return Table measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns Chart measures the Fund’s performance against the performance of a broad-based securities market index (benchmark index). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Fund’s website at http: //www.PIMCO.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Fund’s website at http: //www.PIMCO.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semiannual Report	December 31, 2010	5

Important Information About the Fund (Cont.)

(Unaudited)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

PIMCO Equity Series is distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, http: //www.PIMCO.com/investments, 1-800-927-4648.

6	PIMCO Equity Series

PIMCO EqS Pathfinder Fund™

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns for the period ended December 31, 2010

$1,000,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations. The minimum initial investment amount for Institutional Class or Class P Shares is $1,000,000. The minimum initial investment for Class A, Class C or Class D Shares is $1,000. There is no minimum initial investment amount for Class R Shares

Allocation Breakdown‡

Short-Term Instruments	23.0%
United States	22.8%
United Kingdom	11.3%
France	10.0%
Netherlands	6.0%
Switzerland	5.3%
Other	21.6%
‡	% of Total Investments as of 12/31/10

Cumulative Total Return for the period ended December 31, 2010
	6 Months	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund™ Institutional Class	11.31%	2.74%
PIMCO EqS Pathfinder Fund™ Class P	11.18%	2.62%
PIMCO EqS Pathfinder Fund™ Class D	11.23%	2.44%
PIMCO EqS Pathfinder Fund™ Class A	11.16%	2.49%
PIMCO EqS Pathfinder Fund™ Class A (adjusted)	5.05%	-3.15%
PIMCO EqS Pathfinder Fund™ Class C (adjusted)	9.79%	1.04%
PIMCO EqS Pathfinder Fund™ Class R	10.98%	2.21%
MSCI World Index‡	23.96%	4.81%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current Institutional Class, Class P, Class D, Class A, Class C and Class R prospectus dated 10/29/10, as supplemented to date, is 1.16% for the Institutional Class shares, 1.26% for the Class P shares, 1.51% for the Class D shares, 1.51% for the Class A shares, 2.26% for the Class C shares and 1.76% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at http://www.PIMCO.com/investments or by calling (800) 927-4648 for Institutional Class, Class P and Class D and (800) 426-0107 for Class A, C and R.

‡ The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance
	Institutional Class	Class P	Class D	Class A	Class C	Class R
Beginning Account (07/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,113.06	$1,111.84	$1,112.30	$1,111.61	$1,107.89	$1,109.80
Expenses Paid During Period†	$4.85	$5.38	$6.71	$6.71	$10.68	$8.03

Expense Example	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Class P	Class D	Class A	Class C	Class R
Beginning Account (07/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,020.62	$1,020.11	$1,018.85	$1,018.85	$1,015.07	$1,017.59
Expenses Paid During Period†	$4.63	$5.14	$6.41	$6.41	$10.21	$7.68

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.91% for Institutional Class, 1.01% for Class P, 1.26% for Class D, 1.26% for Class A, 2.01% for Class C and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.14%.

Please refer to page 6 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Fund commenced operations on April 14, 2010.

»

During the reporting period, the Fund’s Institutional class shares returned 11.31% after fees and the Fund’s benchmark index, the MSCI World Index, returned 23.96%. The Fund’s performance, although positive, underperformed its benchmark index by 12.65% after fees.

»

Stock selection in the energy sector, particularly exposure to a few major multinational integrated oil companies such as BP PLC, and offshore oil drillers such as Seadrill Ltd. and Pride International Inc., contributed to performance as these securities appreciated in value during the reporting period.

»

British American Tobacco PLC and Link Real Estate Investment Trust were notable contributors to performance as prices on these investments appreciated, as was the Fund’s exposure to merger arbitrage investments.

»	Holdings in financial companies such as Bank of America and CBOE (the Chicago Board Option Exchange) detracted from performance as they underperformed during the period.

»

Given the sharp recovery in the equity markets over the time period under review, the Fund’s market risk hedging strategies contributed negatively to performance during the reporting period as these market risk hedging investments declined in value as the underlying stock markets appreciated.

»

At the end of the reporting period, the Fund held approximately 70% in equities we believe are undervalued, about 3% (on the long side only) in merger arbitrage investments, approximately 25% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges.

Semiannual Report	December 31, 2010	7

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO EqS Pathfinder FundTM
Institutional Class
07/01/2010 - 12/31/2010+	$9.23	$0.05		$0.99	$1.04	$(0.09)	$(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00
Class P
07/01/2010 - 12/31/2010+	9.23	0.05		0.98	1.03	(0.09)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00
Class D
07/01/2010 - 12/31/2010+	9.21	0.04		0.99	1.03	(0.08)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.06		(0.85)	(0.79)	0.00	0.00
Class A
07/01/2010 - 12/31/2010+	9.22	0.04		0.99	1.03	(0.06)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.07		(0.85)	(0.78)	0.00	0.00
Class C
07/01/2010 - 12/31/2010+	9.21	0.00	^	0.99	0.99	(0.06)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.05		(0.84)	(0.79)	0.00	0.00
Class R
07/01/2010 - 12/31/2010+	9.21	0.02		0.99	1.01	(0.07)	(0.02)
04/14/2010 - 06/30/2010	10.00	0.06		(0.85)	(0.79)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO Equity Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$10.16	11.31%	$757,360	0.91	%*	1.09	%*	0.89	%*	1.07	%*	1.03	%*	20	%**
0.00	9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

(0.11)	10.15	11.18	22,348	0.88	*	1.01	*	0.99	*	1.17	*	1.06	*	20	**
0.00	9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

(0.10)	10.14	11.23	19,383	1.26	*	1.44	*	1.24	*	1.42	*	0.77	*	20	**
0.00	9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

(0.08)	10.17	11.16	63,754	1.26	*	1.44	*	1.24	*	1.42	*	0.77	*	20	**
0.00	9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

(0.08)	10.12	10.79	20,721	2.01	*	2.19	*	1.99	*	2.17	*	0.02	*	20	**
0.00	9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

(0.09)	10.13	10.98	88	1.51	*	1.69	*	1.49	*	1.67	*	0.48	*	20	**
0.00	9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

Semiannual Report	December 31, 2010	9

Statement of Assets and Liabilities

December 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO EqS Pathfinder FundTM

Assets:
Investments, at value	$679,041
Investments in Affiliates, at value	202,042
Repurchase agreements, at value	1,174
Cash	6
Deposits with counterparty	9,129
Foreign currency, at value	7,793
Receivable for investments sold	1,129
Receivable for Portfolio shares sold	1,365
Interest and dividends receivable	2,379
Dividends receivable from Affiliates	63
Unrealized appreciation on foreign currency contracts	8,195
Other assets	4
912,320

Liabilities:
Payable for investments purchased	$11,560
Payable for investments in Affiliates purchased	63
Payable for Portfolio shares redeemed	462
Payable for short sales	6,070
Dividends payable	357
Deposits from counterparty	1,810
Accrued related party fees	741
Unrealized depreciation on foreign currency contracts	7,603
28,666

Net Assets	$883,654

Net Assets Consist of:
Paid in capital	$840,342
Undistributed net investment income	7,076
Accumulated undistributed net realized (loss)	(31,767)
Net unrealized appreciation	68,003
$883,654

Net Assets:
Institutional Class	$757,360
Class P	22,348
Class D	19,383
Class A	63,754
Class C	20,721
Class R	88

Shares Issued and Outstanding:
Institutional Class	74,525
Class P	2,201
Class D	1,912
Class A	6,270
Class C	2,047
Class R	9

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.16
Class P	10.15
Class D	10.14
Class A	10.17
Class C	10.12
Class R	10.13

Cost of Investments Owned	$612,202
Cost of Investments in Affiliates Owned	$202,089
Cost of Repurchase Agreements Owned	$1,174
Cost of Foreign Currency Held	$7,787
Proceeds Received on Short Sales	$6,157
Premiums Received on Written Options	$9

10	PIMCO Equity Series	See Accompanying Notes

Statement of Operations

Six Months Ended December 31, 2010 (Unaudited)
(Amounts in thousands)	PIMCO EqS Pathfinder FundTM

Investment Income:
Interest	$3
Dividends, net of foreign taxes*	6,842
Dividends from Affiliate investments	305
Miscellaneous income	16
Total Income	7,166

Expenses:
Investment advisory fees	2,766
Supervisory and administrative fees	1,162
Distribution fees - Class C	48
Distribution fees - Class R	0 ^
Servicing fees - Class A	44
Servicing fees - Class C	16
Trustees’ fees	90
Interest expense	63
Total Expenses	4,189
Waiver and/or Reimbursement by PIMCO	(662)
Net Expenses	3,527

Net Investment Income	3,639

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,079)
Net realized gain on Affiliate investments	41
Net realized (loss) on written options	(338)
Net realized (loss) on securities sold short	(279)
Net realized (loss) on foreign currency transactions	(28,719)
Net change in unrealized appreciation on investments	101,167
Net change in unrealized (depreciation) on Affiliate investments	(55)
Net change in unrealized (depreciation) on written options	(2,348)
Net change in unrealized (depreciation) on securities sold short	(756)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,766
Net Gain	72,400

Net Increase in Net Assets Resulting from Operations	$76,039

* Foreign tax withholdings	$270

^	A zero balance may reflect actual amounts rounding to less than one thousand.

Semiannual Report	December 31, 2010	11

Statements of Changes in Net Assets

	PIMCO EqS Pathfinder FundTM

(Amounts in thousands)	Six Months Ended December 31, 2010 (Unaudited)	Period from April 14, 2010 to June 30, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,639	$2,834
Net realized gain (loss)	(30,415)	8,576
Net realized gain (loss) on Affiliate investments	41	(2)
Net change in unrealized appreciation (depreciation)	102,829	(34,779)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(55)	8
Net increase (decrease) resulting from operations	76,039	(23,363)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,818)	0
Class P	(198)	0
Class D	(156)	0
Class A	(359)	0
Class C	(126)	0
Class R	(1)	0
From net realized capital gains
Institutional Class	(1,484)	0
Class P	(45)	0
Class D	(37)	0
Class A	(105)	0
Class C	(36)	0

Total Distributions	(9,365)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	243,934	596,409

Total Increase in Net Assets	310,608	573,046

Net Assets:
Beginning of period	573,046	0
End of period*	$883,654	$573,046

*Including undistributed net investment income of:	$7,076	$11,095
**See note 11 in the Notes to Financial Statements.

12	PIMCO Equity Series	See Accompanying Notes

Schedule of Investments PIMCO EqS Pathfinder FundTM

December 31, 2010 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 73.1%

BERMUDA 4.5%

ENERGY 1.9%

Seadrill Ltd.	503,105	$17,163

FINANCIALS 2.6%

Hiscox Ltd.	1,460,338	8,700

Lancashire Holdings Ltd.	1,637,534	14,177

		22,877

Total Bermuda		40,040

DENMARK 2.4%

CONSUMER STAPLES 2.0%

Carlsberg A/S	171,872	17,252

FINANCIALS 0.4%

Jyske Bank A/S (a)	90,317	4,215

Total Denmark		21,467

FAEROE ISLANDS 1.4%

CONSUMER STAPLES 0.7%

Bakkafrost P/F (a)	734,725	6,240

FINANCIALS 0.7%

BankNordik P/F (a)	236,546	6,107

Total Faeroe Islands		12,347

FRANCE 10.0%

CONSUMER DISCRETIONARY 1.9%

Eutelsat Communications	282,866	10,360

JC Decaux S.A. (a)	204,200	6,287

		16,647

CONSUMER STAPLES 5.3%

Danone	396,258	24,916

L’Oreal S.A.	43,485	4,835

Pernod-Ricard S.A.	177,312	16,690

		46,441

ENERGY 1.4%

Bourbon S.A.	106,323	4,938
Total S.A.	140,467	7,481

		12,419

FINANCIALS 0.5%

BNP Paribas	68,137	4,339

INDUSTRIALS 0.9%

Teleperformance	243,614	8,225

Total France		88,071

GERMANY 3.4%

FINANCIALS 1.7%

Deutsche Boerse AG	210,689	14,557

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.6%

Rhoen Klinikum AG	235,239	$5,178

INDUSTRIALS 0.5%

Kloeckner & Co. SE (a)	156,131	4,376

UTILITIES 0.6%

E.ON AG	183,959	5,618

Total Germany		29,729

GUERNSEY, CHANNEL ISLANDS 1.3%

FINANCIALS 1.3%

Resolution Ltd.	3,128,415	11,446

Total Guernsey, Channel Islands		11,446

HONG KONG 3.0%

FINANCIALS 2.5%

AIA Group Ltd. (a)	6,103,000	17,156

First Pacific Co. Ltd.	5,200,000	4,681

		21,837

INDUSTRIALS 0.5%

Jardine Matheson Holdings Ltd.	50,900	2,239

Jardine Strategic Holdings Ltd.	94,500	2,614

		4,853

Total Hong Kong		26,690

ITALY 0.4%

FINANCIALS 0.4%

Intesa Sanpaolo SpA	1,407,394	3,356

Total Italy		3,356

JAPAN 1.5%

INFORMATION TECHNOLOGY 1.5%

Nintendo Co. Ltd.	44,300	12,933

Total Japan		12,933

NETHERLANDS 6.0%

CONSUMER STAPLES 1.8%

CSM	452,292	15,843

ENERGY 0.9%

Dockwise Ltd. (a)	51,415	1,383

Royal Dutch Shell PLC ‘A’	205,728	6,869

		8,252

FINANCIALS 0.8%

ING Groep NV (a)	675,965	6,595

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	120,359	5,127

TELECOMMUNICATION SERVICES 1.9%

Koninklijke KPN NV	1,168,047	17,060

Total Netherlands		52,877

	SHARES	MARKET VALUE (000S)
NORWAY 1.8%

CONSUMER STAPLES 1.2%

Marine Harvest ASA	9,713,345	$10,318

INDUSTRIALS 0.6%

Orkla ASA	610,123	5,951

Total Norway		16,269

SINGAPORE 1.2%

FINANCIALS 0.2%

Great Eastern Holdings Ltd.	126,220	1,537

INDUSTRIALS 1.0%

Keppel Corp. Ltd.	1,045,000	9,220

Total Singapore		10,757

SWEDEN 0.6%

INDUSTRIALS 0.6%

Loomis AB	368,478	5,547

Total Sweden		5,547

SWITZERLAND 5.3%

CONSUMER STAPLES 1.3%

Nestle S.A.	199,831	11,707

FINANCIALS 1.8%

UBS AG (a)	515,605	8,465

Zurich Financial Services AG	27,608	7,150

		15,615

HEALTH CARE 1.0%

Alcon, Inc.	52,748	8,619

INDUSTRIALS 0.7%

Schindler Holding AG	49,652	5,943

MATERIALS 0.5%

Sika AG	2,179	4,783

Total Switzerland		46,667

UNITED KINGDOM 11.3%

CONSUMER DISCRETIONARY 0.2%

British Sky Broadcasting Group PLC	184,199	2,114

CONSUMER STAPLES 6.6%

British American Tobacco PLC	636,828	24,496

Imperial Tobacco Group PLC	876,486	26,943

Reckitt Benckiser Group PLC	126,339	6,951

		58,390

ENERGY 1.7%

BP PLC	1,969,822	14,519

FINANCIALS 2.8%

Barclays PLC	2,340,417	9,673

HSBC Holdings PLC	403,211	4,121

See Accompanying Notes	Semiannual Report	December 31, 2010	13

Schedule of Investments PIMCO EqS Pathfinder FundTM (Cont.)

	SHARES	MARKET VALUE (000S)
Lloyds Banking Group PLC (a)	3,878,415	$4,004
Man Group PLC	1,561,704	7,241

		25,039

Total United Kingdom		100,062

UNITED STATES 19.0%

CONSUMER STAPLES 6.0%
Altria Group, Inc.	328,822	8,096
CVS Caremark Corp.	305,839	10,634
Lorillard, Inc.	177,641	14,577
Philip Morris International, Inc.	146,557	8,578
Reynolds American, Inc.	235,099	7,669
Wal-Mart Stores, Inc.	70,533	3,804

		53,358

ENERGY 1.3%
Pride International, Inc. (a)	335,278	11,064

FINANCIALS 7.3%
Alleghany Corp.	31,468	9,641
Berkshire Hathaway, Inc. ‘B’ (a)	159,758	12,798
Capitol Federal Financial, Inc.	135,503	1,614
CBOE Holdings, Inc.	371,471	8,492
Marshall & Ilsley Corp.	628,149	4,347
Northwest Bancshares, Inc.	573,433	6,744
People’s United Financial, Inc.	455,721	6,385
Washington Federal, Inc.	177,634	3,005
White Mountains Insurance Group Ltd.	33,172	11,132

		64,158

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.1%
Genzyme Corp. (a)	82,574	$5,879
Pfizer, Inc.	234,228	4,102

		9,981

INDUSTRIALS 0.5%
3M Co.	35,057	3,025
SunPower Corp. ‘B’ (a)	118,341	1,469

		4,494

INFORMATION TECHNOLOGY 2.8%
CommScope, Inc. (a)	100,678	3,143
Dell, Inc. (a)	457,340	6,197
Microsoft Corp.	556,382	15,534

		24,874

Total United States		167,929

Total Common Stocks (Cost $584,164)		646,187

EXCHANGE-TRADED FUNDS 3.7%
SPDR Gold Trust	236,216	32,768

Total Exchange-Traded Funds (Cost $27,889)		32,768

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.0%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 01/03/2011	$1,174	1,174
(Dated 12/31/2010. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $1,200. Repurchase proceeds are $1,174.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 22.9%
20,171,934	$202,042

Total Short-Term Instruments (Cost $203,263)	203,216

PURCHASED OPTIONS (d) 0.0%
(Cost $149)	86

Total Investments 99.8% (Cost $815,465)	$882,257

Written Options (e) (0.0%) (Premiums $9)	0

Other Assets and Liabilities (Net) 0.2%	1,397

Net Assets 100.0%	$883,654

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Affiliated to the Fund.
(c)	Cash of $9,129 has been pledged as collateral for securities sold short as of December 31, 2010.
(d)	Purchased options outstanding on December 31, 2010:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - CBOT E.ON AG	EUR	22.000	01/21/2011	EUR	90	$73	$11
Put - CBOT Novartis AG ADR	$	57.500	04/16/2011	$	22	76	75

						$149	$86

(e)	Written options outstanding on December 31, 2010:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Nestle S.A.	CHF	60.000	01/21/2011	CHF	66	$9	$0

Transactions in written call and put options for the period ended December 31, 2010:

	# of Contracts	Notional Amount in $	Notional Amount in CHF		Notional Amount in GBP		Premium
Balance at 06/30/2010	304	$130	CHF	0	GBP	1,325	$1,018
Sales	3,058	0		66		8,240	1,124
Closing Buys	(1,277)	(130)		0		(9,565)	(1,585)
Expirations	0	0		0		0	0
Exercised	(2,085)	0		0		0	(548)

Balance at 12/31/2010	0	$0	CHF	66	GBP	0	$9

14	PIMCO Equity Series	See Accompanying Notes

December 31, 2010 (Unaudited)

(f)	Short sales outstanding on December 31, 2010:

Description	Shares	Proceeds	Market Value
Bank of Montreal	78,958	$4,537	$4,546
SunPower Corp. ‘A’	118,342	1,620	1,518

		$6,157	$6,064

(g)	Foreign currency contracts outstanding on December 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	32,570	01/2011	BCLY	$2,047	$0	$2,047
Sell		32,570	01/2011	CSFB	0	(248)	(248)
Buy		32,570	02/2011	CSFB	249	0	249
Buy	CAD	34,575	01/2011	BCLY	919	0	919
Sell		34,575	01/2011	MSC	0	(230)	(230)
Buy		34,575	02/2011	MSC	229	0	229
Sell	CHF	22,312	01/2011	BCLY	0	(1,607)	(1,607)
Sell		1,766	01/2011	HSBC	0	(62)	(62)
Sell		940	01/2011	MSC	0	(18)	(18)
Buy		25,018	01/2011	UBS	100	0	100
Sell		25,018	02/2011	UBS	0	(99)	(99)
Buy	DKK	150,325	01/2011	BCLY	377	0	377
Sell		136,532	01/2011	BCLY	0	(242)	(242)
Buy		1,900	01/2011	CSFB	4	0	4
Sell		3,658	01/2011	HSBC	0	(11)	(11)
Sell		3,170	01/2011	MSC	0	(11)	(11)
Sell		8,865	01/2011	UBS	0	(29)	(29)
Sell		140,224	02/2011	BCLY	0	(347)	(347)
Sell		353	02/2011	RBC	0	(1)	(1)
Buy	EUR	7,625	01/2011	BCLY	101	0	101
Sell		79,219	01/2011	BCLY	0	(1,062)	(1,062)
Buy		18,780	01/2011	BNP	463	0	463
Buy		32,892	01/2011	CITI	224	0	224
Sell		1,490	01/2011	CITI	0	(18)	(18)
Sell		1,046	01/2011	HSBC	6	0	6
Sell		2,800	01/2011	MSC	0	(78)	(78)
Buy		27,350	01/2011	RBS	219	0	219
Sell		2,155	01/2011	UBS	0	(51)	(51)
Sell		32,892	02/2011	CITI	0	(222)	(222)
Sell		2,745	02/2011	MSC	0	(28)	(28)
Sell		700	02/2011	RBC	2	0	2
Sell		27,350	02/2011	RBS	0	(218)	(218)
Sell	GBP	27,567	01/2011	BCLY	12	0	12
Sell		46	01/2011	CITI	0	0	0
Sell		274	01/2011	CSFB	5	0	5
Sell		2,954	01/2011	HSBC	51	(22)	29
Sell		4,494	01/2011	MSC	0	(99)	(99)
Sell		450	01/2011	RBS	9	0	9
Sell		37,721	02/2011	BNP	0	(581)	(581)
Sell		1,317	02/2011	RBC	1	0	1
Buy	HKD	44,703	01/2011	BCLY	0	(19)	(19)
Sell		44,703	01/2011	BCLY	8	0	8
Buy	JPY	683,783	01/2011	BCLY	212	0	212
Buy		3,610,585	01/2011	DUB	1,518	0	1,518
Sell		4,323,254	01/2011	UBS	0	(590)	(590)
Buy		4,323,254	02/2011	UBS	591	0	591
Buy	NOK	107,575	01/2011	BCLY	299	0	299
Sell		105,075	01/2011	BCLY	0	(991)	(991)
Sell		2,500	01/2011	MSC	0	(12)	(12)
Buy		1,117	02/2011	BCLY	3	0	3
Sell		107,575	02/2011	BCLY	0	(299)	(299)
Sell		100	02/2011	UBS	0	0	0
Buy	SEK	75,273	01/2011	BCLY	430	0	430
Sell		69,722	01/2011	BCLY	0	(261)	(261)
Sell		1,991	01/2011	BNP	0	(8)	(8)
Sell		964	01/2011	CSFB	0	(4)	(4)
Sell		2,596	01/2011	RBS	0	(10)	(10)
Buy		42,570	02/2011	BCLY	96	0	96
Buy	SGD	1,242	01/2011	BCLY	20	0	20
Sell		5,647	01/2011	BCLY	0	(122)	(122)
Sell		200	01/2011	UBS	0	(3)	(3)

					$8,195	$(7,603)	$592

See Accompanying Notes	Semiannual Report	December 31, 2010	15

Schedule of Investments PIMCO EqS Pathfinder FundTM (Cont.)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Investments, at value
Common Stocks
Bermuda
Energy	$0	$17,163	$0	$17,163
Financials	0	22,877	0	22,877
Denmark
Consumer Staples	0	17,252	0	17,252
Financials	0	4,215	0	4,215
Faeroe Islands
Consumer Staples	0	6,240	0	6,240
Financials	6,107	0	0	6,107
France
Consumer Discretionary	0	16,647	0	16,647
Consumer Staples	0	46,441	0	46,441
Energy	0	12,419	0	12,419
Financials	0	4,339	0	4,339
Industrials	0	8,225	0	8,225
Germany
Financials	0	14,557	0	14,557
Health Care	0	5,178	0	5,178
Industrials	0	4,376	0	4,376
Utilities	0	5,618	0	5,618
Guernsey, Channel Islands
Financials	0	11,446	0	11,446
Hong Kong
Financials	17,156	4,681	0	21,837
Industrials	0	4,853	0	4,853
Italy
Financials	0	3,356	0	3,356
Japan
Information Technology	0	12,933	0	12,933
Netherlands
Consumer Staples	0	15,843	0	15,843
Energy	1,383	6,869	0	8,252
Financials	0	6,595	0	6,595
Information Technology	0	5,127	0	5,127
Telecommunication Services	0	17,060	0	17,060
Norway
Consumer Staples	0	10,318	0	10,318
Industrials	0	5,951	0	5,951
Singapore
Financials	0	1,537	0	1,537
Industrials	0	9,220	0	9,220

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2010
Sweden
Industrials	$0	$5,547	$0	$5,547
Switzerland
Consumer Staples	0	11,707	0	11,707
Financials	0	15,615	0	15,615
Health Care	8,619	0	0	8,619
Industrials	0	5,943	0	5,943
Materials	0	4,783	0	4,783
United Kingdom
Consumer Discretionary	2,114	0	0	2,114
Consumer Staples	0	58,390	0	58,390
Energy	0	14,519	0	14,519
Financials	0	25,039	0	25,039
United States
Consumer Staples	53,358	0	0	53,358
Energy	11,064	0	0	11,064
Financials	64,158	0	0	64,158
Health Care	9,981	0	0	9,981
Industrials	4,494	0	0	4,494
Information Technology	24,874	0	0	24,874
Exchange-Traded Funds	32,768	0	0	32,768
Short-Term Instruments
Repurchase Agreements	0	1,174	0	1,174
PIMCO Short-Term Floating NAV Portfolio	202,042	0	0	202,042
Purchased Options
Equity Contracts	86	0	0	86
	$438,204	$444,053	$0	$882,257

Short Sales, at value	$(6,064)	$0	$0	$(6,064)

Financial Derivative Instruments (7) – Assets
Foreign Exchange Contracts	$0	$8,195	$0	$8,195

Financial Derivative Instruments (7) – Liabilities
Foreign Exchange Contracts	$0	$(7,603)	$0	$(7,603)

Totals	$432,140	$444,645	$0	$876,785

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended December 31, 2010.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open written options and foreign currency contracts.

16	PIMCO Equity Series	See Accompanying Notes

December 31, 2010 (Unaudited)

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$86	$0	$86
Unrealized appreciation on foreign currency contracts	0	8,195	0	0	0	8,195

	$0	$8,195	$0	$86	$0	$8,281

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$7,603	$0	$0	$0	$7,603

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(1,596)	$(246)	$(1,842)
Net realized (loss) on written options	0	0	0	(338)	0	(338)
Net realized (loss) on foreign currency transactions	0	(35,536)	0	0	0	(35,536)

	$0	$(35,536)	$0	$(1,934)	$(246)	$(37,716)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(1,186)	$0	$(1,186)
Net change in unrealized (depreciation) on written options	0	0	0	(2,348)	0	(2,348)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	4,220	0	0	0	4,220

	$0	$4,220	$0	$(3,534)	$0	$686

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	Semiannual Report	December 31, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, D, A, C and R shares of the PIMCO EqS Pathfinder FundTM (the “Fund”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(c) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions, and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the

18	PIMCO Funds	Equity Series

December 31, 2010 (Unaudited)

risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAV of such investments and are considered Level 1 provided that the NAV is observable, calculated daily and is the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the NAV is unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts or options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Fund uses fair valuation methods applied by PIMCO that uses significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Trade Funds  The Fund may invest in exchange-trade funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs

Semiannual Report	December 31, 2010	19

Notes to Financial Statements (Cont.)

are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

(b) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Short Sales  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. The Fund may enter into a specific agreement with a prime broker giving the Fund the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, the Fund will pay the prime broker a fee as detailed in the Term Borrow Agreement. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Fund may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

6.  PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to equity, interest rate and foreign currency risks.

20	PIMCO Funds	Equity Series

December 31, 2010 (Unaudited)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Fund to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Prime Broker Account Agreements between the Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, through October 31, 2011, to waive a portion of its Investment Advisory Fee by 0.16% of average daily net assets. Under the Fee Limitation Agreement (see note 7(e)), PIMCO is entitled to reimbursement by the Fund of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. As of December 31, 2010, the recoverable Investment Advisory Fee amount to PIMCO was $590,018.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to

Semiannual Report	December 31, 2010	21

Notes to Financial Statements (Cont.)

0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	P,A,C and R Classes	Class D (1)
0.30%	0.40%	0.65%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(c) Distribution and Servicing Fees  During the fiscal period ended December 31, 2010, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor (the “Distributor”) of the Trust’s shares. Pursuant to the Distribution and Servicing Plans adopted by the A, C and R Classes of the Trust, the Trust compensated AGID or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, C and R Classes. The Trust compensates PIMCO for services provided and expenses incurred for the servicing of Class D shares. During the fiscal period ended December 31, 2010, PIMCO paid AGID under a separate agreement for services provided by AGID in connection with Class D shares. The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class D	—	0.25%
Class R	0.25%	0.25%

AGID also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A and C Class shares. For the period ended December 31, 2010, AGID received $54,483 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

Effective February 14, 2011, PIMCO Investments LLC will serve as the Distributor for the Trust. Please see Subsequent Event Note for more details.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fees through October 31, 2011, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Inst’l Class	Class P	Class D	Class A	Class C	Class R
0.89%	0.99%	1.24%	1.24%	1.99%	1.49%

In any month during which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup any portion of the advisory fee and supervisory and administrative fee reduced or reimbursed pursuant to the Fee Limitation Agreement and the Expense Limitation Agreement, respectively (the ”Reimbursement Amount”), during the previous thirty-six months, provided that such amount recouped by PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. As of December 31, 2010, the recoverable amount to PIMCO was $132,562.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2010 (amounts in thousands):

Market Value 06/30/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized (Depreciation)	Market Value 12/31/2010	Dividend Income
$70,852	$291,304	$(160,100)	$41	$(55)	$202,042	$305

22	PIMCO Funds	PIMCO Equity Series

December 31, 2010 (Unaudited)

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

The Fund’s purchases and sales of securities, other than short-term securities and U.S. Government Agency securities for the period ended December 31, 2010, were as follows (amounts in thousands):

Purchases	Sales
$211,114	$99,968

11.  SHARES OF BENEFICIAL INTEREST

The Fund may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2010		Period from 04/14/2010 to 06/30/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,263	$159,654	59,280	$569,093
Class P	2,253	21,646	144	1,399
Class D	1,348	13,216	808	7,824
Class A	5,051	49,660	1,689	16,236
Class C	1,389	13,648	728	7,014
Class R	8	80	1	10

Issued as reinvestment of distributions
Institutional Class	805	8,164	0	0
Class P	5	48	0	0
Class D	17	170	0	0
Class A	41	413	0	0
Class C	13	131	0	0
Class R	0	1	0	0

Cost of shares redeemed
Institutional Class	(1,376)	(13,489)	(447)	(4,251)
Class P	(162)	(1,621)	(39)	(372)
Class D	(222)	(2,189)	(39)	(363)
Class A	(496)	(4,811)	(15)	(140)
Class C	(79)	(780)	(4)	(41)
Class R	0	(7)	0	0
Net increase resulting from Fund share transactions	24,858	$243,934	62,106	$596,409

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax position for all open tax years, and concluded that the adoptions had no effect on the Fund’s financial position or results of operations. As of December 31, 2010, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

As of December 31, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$71,751	$ (4,959)	$66,792

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, constructive sales, and passive foreign investment company adjustments.

14.  SUBSEQUENT EVENTS

During the period ended December 31, 2010 and through February 13, 2011, Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of AGI, served as the distributor to the Trust’s shares. Effective February 14, 2011, PIMCO Investments LLC (the “Distributor”) serves as the Distributor of the Trust’s shares. As such, this Shareholder Report identifies PIMCO Investments LLC as the current Distributor to the Trust’s shares.

Semiannual Report	December 31, 2010	23

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	MSC	Morgan Stanley	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	HKD	Hong Kong Dollar	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
SPDR	Standard & Poor’s Depository Receipts

24	PIMCO Funds	Equity Series

Privacy Policy

(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet websites.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by the Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Fund or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund shares may include, for example, a shareholder’s participation in the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Semiannual Report	December 31, 2010	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

PESSA01_123110

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: March 2, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: March 2, 2011